UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4519

T. Rowe Price Capital Appreciation Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Capital Appreciation Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

As we reflect upon 2010, one of the most interesting developments faced by the U.S. equity market was the barrage of unexpected negative macroeconomic and regulatory challenges. Coming into 2010, the European sovereign debt crisis was not the front-burner issue that it is today, and the prevailing concerns at the beginning of the year centered on Greece rather than the whole of southern Europe. Moreover, new regulatory legislation affecting the health care and financial services sectors became law and will negatively affect the future profitability of both of these industries. These sectors represent more than 25% of the market capitalization of the S&P 500. In addition, the unemployment rate and the pace of new job creation were both below expectations for the whole of 2010. Despite these headwinds, the broad equity market was able to generate strong mid-teens returns.

So how was the market able to generate such strong returns in spite of these challenges? Corporate profits were materially better than expected as strong productivity, robust sales in emerging markets, and reasonable sales growth in developed markets resulted in steady upward revisions to earnings expectations for the market as a whole. What is remarkable is that the macro challenges in Europe and weaker hiring trends in the U.S. did not appear to negatively affect the improving underlying fundamentals for most U.S. companies throughout 2010.

Before we discuss fund performance, I would like to review the three objectives of the Capital Appreciation Fund:

(1) Generate strong risk-adjusted returns annually

(2) Preserve shareholder capital over the intermediate term (i.e., three years)

(3) Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., five years)

Against this backdrop, the Capital Appreciation Fund generated strong absolute and relative performance and achieved all of its objectives. For full-year 2010, your fund generated a 14.07% return relative to the S&P 500’s return of 15.06%. The fund generated very strong risk-adjusted returns for the full year by delivering 93% of the market’s return while only taking on 65% of the market’s risk.

This is the 11th consecutive year that your fund generated a positive spread between return and risk (relative to the broader market) and the 10th year out of the last 11 years that your fund generated a higher Sharpe ratio than the overall market. The Sharpe ratio is a more academic measure of return versus risk that we intend to reference in future letters as well. For the 6- and 12-month periods ended December 31, 2010, the fund’s Sharpe ratios were 1.98 and 1.11, respectively, versus 1.87 and 0.78 for the S&P 500. (Please see the glossary for a full definition.)

In the last six months of 2010, your fund generated a 16.05% return versus the 23.27% return of the broader market. While the fund delivered a lower percentage of the market’s return (69%) in the second half of the year, we still maintained a positive spread between return and risk (69% versus 65%) and feel good about the risk-adjusted and absolute results in both the second half of the year and in the full year as well. (The performance of Advisor Class shares was slightly lower, reflecting a different fee structure.)

As for our second objective—intermediate-term capital preservation—your fund generated a cumulative 10.53% return over the last three years while the broad market returned -8.32%. With regard to our third objective—equity-like returns with less risk than the market over a full market cycle—your fund generated a 32.39% cumulative return over the last five years. This compares favorably with the market’s cumulative return of 11.99% during the same period. Over this market cycle, your fund generated 252% of the market’s return while only taking on 81% of the equity market’s risk.

Finally, for the one-, three-, and five-year periods ended December 31, 2010, your fund outperformed both its Morningstar and Lipper peers but modestly trailed its Lipper benchmark in the second half of 2010. However, as I have stated in previous letters, we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not fit neatly into any current benchmark.

PORTFOLIO REVIEW

Within the equity part of the portfolio, financials were both a relative and absolute contributor to fund performance. While the financials sector modestly underperformed the market, strong individual stock selection more than compensated for this in the second half of the year. Our largest contributor within financials was Principal Financial Group, a new addition to the portfolio. Principal is a leading life insurance company with a significant fee-based business in the 401(k) and global mutual fund markets that has historically traded at a premium to its peers. We were able to purchase Principal at a discount to its book value and at a similar level to its more capital-intensive life insurance peers due to some short-term concerns. As those short-term concerns dissipated, the stock price appreciated nicely. In addition, our large positions in high-quality banks U.S. Bancorp and Wells Fargo also positively contributed to our results. Loss trends continued to improve, the market finally started to pay attention to normalized earnings potential, and it became more apparent that these banks will be in a position to start raising dividends and buying back stock in 2011. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our investments in the information technology sector also added to the fund’s relative and absolute performance. Tyco Electronics was the strongest contributor in the second half of the year. Tyco Electronics’ earnings and cash flow rose faster than expected as the recovery in its end markets was stronger than expected and the benefits from its restructuring program drove operating margins higher. In addition, the company announced a medium-sized accretive acquisition, and its depressed earnings multiple finally started to increase. Tyco Electronics was the largest positive contributor to the fund’s absolute performance for the year and remains a large holding.

Our investments in the health care sector also contributed to your fund’s absolute and relative performance in the second half. Pfizer, Thermo Fisher Scientific, and Beckman Coulter were the primary contributors within this space. While little has changed with Pfizer from a fundamental perspective, its valuation got too low relative to the market and to its pharmaceutical peers. In the second half of the year, as the market began to focus on the firm’s favorable earnings power and cash flow generation post its Lipitor patent expiration in 2011, Pfizer’s stock price started to recover. We believe that there is more upside in Pfizer and that its risk-adjusted return profile, with a dividend yield north of 4%, is compelling. Near the end of the year, The Wall Street Journal reported that Beckman Coulter had put itself up for sale. This lifted the stock close to our price target, and we took advantage of the opportunity to sell our holdings.

Given the strong increase in stock prices beginning in September, it is not surprising that the consumer staples sector underperformed the broader market. While our consumer staples holdings positively contributed to absolute performance, they did negatively affect relative performance. Some of our favorite long-term holdings such as PepsiCo, General Mills, and Kellogg were up modestly in the second half of the year. As the market focused on higher-risk names, these stocks were simply left behind. We took advantage of this underperformance to increase our exposure to all three names and thus increased our overall consumer staples exposure. Consumer staples valuations are very attractive on an absolute basis, revenue comparisons will be easier in 2011 than in 2010, and it is the one sector of the market where downside risk is somewhat limited from current levels, in our opinion.

PORTFOLIO STRATEGY AND OUTLOOK

As we look ahead into 2011, it appears that the U.S. economy is on the mend. Retail sales, automotive sales, job creation, and capital spending are all slowly but steadily improving. Europe is generally recovering at a slower pace than the U.S. as relative strength in more export-oriented northern Europe is partially offset by weakness in southern Europe due to continued sovereign debt challenges and fiscal austerity measures. While emerging market countries across the globe appear very strong today, inflationary pressures are building in these economies, and many are raising interest rates and clamping down on excessive bank lending to address this inflationary challenge. This could result in decelerating emerging markets growth in 2011 and potentially some energy and commodity weakness after a strong surge in the second half of 2010. In aggregate, while the global economy today feels reasonable, there are clearly risks to this modestly improving outlook if emerging markets decelerate faster than expected, the sovereign debt issues in Europe worsen and spread, and/or unsustainably high federal and state government deficits in the U.S. cause unexpected shocks to the economy.

Our biggest concern in the market right now surrounds investor sentiment following this powerful rally. At our core, we want to be bullish and adding risk to the portfolio when others are scared and attractive risk/reward opportunities are plentiful. Likewise, we tend to reduce risk when the average market participant is bullish and attractive risk/reward opportunities become more limited. This contrarian risk-aware strategy has been a valuable tool for us in the past. Unfortunately, after the big runup in the equity market in the last four months of the year, most of the various sentiment indicators to which we pay attention are now signaling that the market is overdue for at least a modest correction.

At the individual stock, bond, and convertible level, we are finding fewer attractive risk/reward opportunities. We still find a large number of potential holdings that have upside if the economy is strong for the next two to three years, but most of these potential holdings have material downside risk in the case of an economic slowdown and some unexpected shock to the economy or financial markets. Given our objective of capital preservation over the intermediate term, we need to be especially mindful of the downside risk inherent in every investment we make. As a result of this, we have slowly but steadily been reducing our net equity exposure over the last couple of months and expect to continue to reduce our risk profile if the market continues to appreciate.

One observation that partially offsets some of these concerns and keeps us from reducing the risk profile of the fund even more is that the market does not appear overly expensive relative to history at 13x–14x 2011 expected earnings (versus long-term averages closer to 15x–16x). Nevertheless, operating margins for the market are near record highs, which suggests that a discount to the market’s historic average is warranted as earnings growth rates should at a minimum decelerate from the recent past.

So where do we see value? As mentioned before, we believe the consumer staples sector is one of the most attractive sectors on a purely risk/reward basis. In addition, we have been adding to high-quality companies with strong balance sheets, attractive dividend yields, and intelligent capital allocation strategies. Some of these higher-quality names have been left behind as the market embraces risk and bids up the prices of lower-quality companies.

We continue to be concerned about the potential for interest rates to rise and the implications that would have on bond prices. We believe U.S. Treasury yields are artificially low in part due to aggressive Federal Reserve monetary policy, which essentially sets short-term rates and acts as an anchor on longer-term rates. With the U.S economy improving, and commodity prices having appreciated, we believe it will be difficult for the Federal Reserve to continue its current policy course over the intermediate term. We don’t know if this will occur in six months, a year, or even two years, but when it does, one would expect the anemic real yields on government bonds to increase and the underlying bond prices to decline. As a result, we continue to have a very limited exposure to fixed rate bonds and prefer leveraged loans. Leveraged loans have floating rate yields and tend to actually appreciate when interest rates are rising. Today, high-quality leveraged loans offer 6% to 7% yields without taking on interest rate risk or significant credit risk because these loans are high in the issuers’ capital structure. This significant exposure to leveraged loans and a general lack of exposure to longer-dated bonds gives us a very short-duration fixed income portfolio that should have only a very modest or potentially positive impact from rising interest rates.

IN CLOSING

As always, I would like to thank the members of the fund’s Investment Advisory Committee for their valuable input throughout 2010. This team, which comprises portfolio managers, quantitative analysts, fixed income analysts, and equity analysts with many decades of combined investment experience, is responsible for the oversight of your fund and is supported by a growing global equity and fixed income platform of more than 180 analysts.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

January 25, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Moderate Allocation Average: Tracks the performance of funds that seek both moderate capital appreciation and income by investing in stocks, bonds, and cash.

Sharpe ratio: A measure of the risk-adjusted return of a portfolio. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 18.16	$ 13.95	$ 19.90	$ 20.62	$ 20.06
Investment activities					
Net investment income	0.34[1]	0.37[1]	0.42[1]	0.51	0.48
Net realized and unrealized gain (loss)	2.21	4.24	(5.85)	0.42	2.44
Total from investment activities	2.55	4.61	(5.43)	0.93	2.92
Distributions					
Net investment income	(0.35)	(0.40)	(0.39)	(0.53)	(0.50)
Net realized gain	(0.05)	–	(0.13)	(1.12)	(1.86)
Total distributions	(0.40)	(0.40)	(0.52)	(1.65)	(2.36)
NET ASSET VALUE					
End of period	**$ 20.31**	**$ 18.16**	**$ 13.95**	**$ 19.90**	**$ 20.62**
Ratios/Supplemental Data					
Total return[2]	14.07%[1]	33.05%[1]	(27.17)%[1]	4.56%	14.54%
Ratio of total expenses to average net assets	0.71%[1]	0.74%[1]	0.72%[1]	0.71%	0.73%
Ratio of net investment income to average net assets	1.81%[1]	2.35%[1]	2.30%[1]	2.37%	2.30%
Portfolio turnover rate	66.3%	86.0%	94.3%	52.6%	53.7%
Net assets, end of period (in millions)	$ 10,462	$ 9,157	$ 6,877	$ 10,325	$ 9,312

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.01%, 0.01%, and 0.01%, of average net assets for the years ended 12/31/10, 12/31/09, and 12/31/08 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 18.07	$ 13.89	$ 19.82	$ 20.54	$ 20.02
Investment activities					
Net investment income	0.29[(1)]	0.33[(1)]	0.37[(1)]	0.46	0.43
Net realized and unrealized gain (loss)	2.19	4.21	(5.82)	0.41	2.41
Total from investment activities	2.48	4.54	(5.45)	0.87	2.84
Distributions					
Net investment income	(0.30)	(0.36)	(0.35)	(0.47)	(0.46)
Net realized gain	(0.05)	–	(0.13)	(1.12)	(1.86)
Total distributions	(0.35)	(0.36)	(0.48)	(1.59)	(2.32)
NET ASSET VALUE					
End of period	**$ 20.20**	**$ 18.07**	**$ 13.89**	**$ 19.82**	**$ 20.54**

Ratios/Supplemental Data

Total return[(2)]	13.75%[(1)]	32.69%[(1)]	(27.39)%[(1)]	4.29%	14.17%
Ratio of total expenses to average net assets	0.99%[(1)]	1.00%[(1)]	0.98%[(1)]	0.99%	1.01%
Ratio of net investment income to average net assets	1.54%[(1)]	2.08%[(1)]	2.09%[(1)]	2.10%	2.02%
Portfolio turnover rate	66.3%	86.0%	94.3%	52.6%	53.7%
Net assets, end of period (in thousands)	$ 254,004	$ 173,145	$ 130,452	$ 175,499	$ 50,733

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.01%, 0.01%, and 0.01%, of average net assets for the years ended 12/31/10, 12/31/09, and 12/31/08 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 66.6%		
CONSUMER DISCRETIONARY 6.7%		
Automobiles 0.4%		
General Motors (1)	1,056,700	38,950
		38,950
Hotels, Restaurants & Leisure 0.9%		
McDonald's	1,207,700	92,703
		92,703
Leisure Equipment & Products 0.2%		
Mattel	1,094,000	27,820
		27,820
Media 3.5%		
Cablevision, Class A	1,288,761	43,612
Time Warner	10,399,945	334,566
		378,178
Multiline Retail 1.0%		
Dollar General (1)	1,562,663	47,927
Kohl's (1)	1,016,700	55,247
		103,174
Specialty Retail 0.7%		
Lowe's	3,033,200	76,073
		76,073
Total Consumer Discretionary		716,898
CONSUMER STAPLES 10.5%		
Beverages 3.0%		
PepsiCo	4,861,470	317,600
		317,600

Food Products 3.6%		
General Mills	5,196,617	184,947
Kellogg	4,055,640	207,162
		392,109
Household Products 3.5%		
Colgate-Palmolive	449,059	36,091
Kimberly-Clark	800,500	50,464
Procter & Gamble	4,458,098	286,789
		373,344
Tobacco 0.4%		
Philip Morris International	685,800	40,140
		40,140
Total Consumer Staples		1,123,193
ENERGY 6.0%		
Oil, Gas & Consumable Fuels 6.0%		
Chevron	375,900	34,301
El Paso Corporation	34,978	481
ExxonMobil	2,079,506	152,054
Nexen	9,585,300	219,503
Spectra Energy	4,535,612	113,345
Williams Companies	5,039,700	124,581
Total Energy		644,265
FINANCIALS 11.4%		
Capital Markets 0.3%		
Charles Schwab	1,424,875	24,380
Franklin Resources	61,400	6,828
State Street	161,200	7,470
		38,678

INFORMATION TECHNOLOGY 10.6%

Computers & Peripherals 0.9%		
Hewlett-Packard	2,271,100	95,613
		95,613
Electronic Equipment, Instruments & Components 2.0%		
Tyco Electronics	6,120,220	216,656
		216,656
IT Services 5.7%		
Accenture, Class A	2,405,684	116,652
Amdocs (1)	1,663,727	45,703
Fiserv (1)	1,553,003	90,944
IBM	2,197,728	322,538
Western Union	1,729,325	32,113
		607,950
Semiconductor & Semiconductor Equipment 1.1%		
Texas Instruments	3,724,500	121,046
		121,046
Software 0.9%		
CA	3,646,800	89,128
Microsoft	105,900	2,957
		92,085
Total Information Technology		1,133,350

MATERIALS 0.9%

Chemicals 0.9%		
Air Products & Chemicals	495,130	45,032
Monsanto	786,600	54,779
Total Materials		99,811

Thrifts & Mortgage Finance 0.0%		
Fannie Mae (1)(3)	473	887
		887
Total Financials		121,739
UTILITIES 0.2%		
Electric Utilities 0.2%		
PPL	265,600	14,698
Total Utilities		14,698
Total Convertible Preferred Stocks (Cost $265,317)		234,482
CONVERTIBLE BONDS 5.1%		
Actuant, 2.00%, 11/15/23	2,000,000	2,703
Goodrich Petroleum, 3.25%, 12/1/26	1,618,000	1,603
Group 1 Automotive, 3.00%, 3/15/20 (2)	13,039,000	16,319
Group 1 Automotive, VR, 2.25%, 6/15/36	56,574,000	56,229
Host Hotels & Resorts, 2.625%, 4/15/27 (2)	42,723,000	42,860
JDS Uniphase, 1.00%, 5/15/26	27,665,000	26,209
Liberty Media, VR, 3.125%, 3/30/23	31,916,000	35,952
Lifepoint Hospitals Holdings, 3.25%, 8/15/25	26,028,000	26,142
Linear Technology, 3.00%, 5/1/27	7,559,000	8,045
Lucent Technologies, VR, 2.875%, 6/15/25	26,846,000	25,574
Newmont Mining, 1.25%, 7/15/14	7,801,000	11,214
Newmont Mining, 1.625%, 7/15/17	21,648,000	31,533
Newport, 2.50%, 2/15/12	28,293,000	28,855
Oil States International, 2.375%, 7/1/25	21,597,000	44,474
Peabody Energy, 4.75%, 12/15/41	79,616,000	103,411
SBA Communications, 1.875%, 5/1/13	6,798,000	7,714
U.S. Steel, 4.00%, 5/15/14	21,994,000	42,925

Xilinx, 3.125%, 3/15/37	37,630,000	39,269
Total Convertible Bonds (Cost $431,667)		551,031

CORPORATE BONDS 4.9%

American Airlines, 10.375%, 7/2/19	3,146,136	3,744
American Tower, 4.50%, 1/15/18	9,640,000	9,531
Ball, 7.375%, 9/1/19	3,460,000	3,720
Beckman Coulter, 7.00%, 6/1/19	3,185,000	3,597
Black Hills, 9.00%, 5/15/14	2,545,000	2,911
Brocade Communications, 6.625%, 1/15/18	6,400,000	6,728
Brocade Communications, 6.875%, 1/15/20	1,550,000	1,653
Buckeye Partners, 5.50%, 8/15/19	7,355,000	7,801
Calpine, 7.50%, 2/15/21 (2)	8,750,000	8,619
Calpine Construction Finance, 8.00%, 6/1/16 (2)	21,375,000	22,711
CC Holdings, 7.75%, 5/1/17 (2)	25,350,000	27,441
CMS Energy, 6.25%, 2/1/20	1,280,000	1,302
CONSOL Energy, 8.00%, 4/1/17 (2)	31,100,000	33,199
Continental Airlines, 9.00%, 7/8/16	7,028,911	8,013
Crown Castle, 9.00%, 1/15/15	21,650,000	23,923
CSC Holdings, 7.625%, 4/1/11	15,134,829	15,286
Delta Air Lines, 7.75%, 12/17/19	6,208,673	6,907
Dollar General, 10.625%, 7/15/15	25,600,000	27,904
Dollar General, PIK, 11.875%, 7/15/17	9,375,000	10,852
E.CL, 5.625%, 1/15/21 (2)	5,230,000	5,207
Echostar DBS, 6.625%, 10/1/14	12,725,000	13,202
Florida Gas Transmission, 4.00%, 7/15/15 (2)	3,010,000	3,060
Forest Oil, 8.50%, 2/15/14	9,575,000	10,461
Fortune Brands, 5.125%, 1/15/11	6,730,000	6,738
Georgia-Pacific, 8.25%, 5/1/16 (2)	5,900,000	6,579

Gulfstream Natural Gas, 6.95%, 6/1/16 (2)	3,660,000	4,248
Hyatt Hotels, 6.875%, 8/15/19 (2)	7,970,000	8,663
International Lease Finance, 6.50%, 9/1/14 (2)	28,100,000	29,575
International Lease Finance, 6.75%, 9/1/16 (2)	820,000	865
International Lease Finance, 7.125%, 9/1/18 (2)	1,625,000	1,731
Janus Capital Group, 6.95%, 6/15/17	13,250,000	13,886
Lamar Media, 9.75%, 4/1/14	26,735,000	30,745
Life Technologies, 3.375%, 3/1/13	6,120,000	6,251
MGM Mirage, 9.00%, 3/15/20 (2)	4,250,000	4,654
MGM Mirage, 13.00%, 11/15/13	5,530,000	6,539
MGM Resorts International, 10.375%, 5/15/14	5,530,000	6,207
Mirant, EC, 7.90%, 7/15/12 (2)	16,000,000	—
Otter Tail, 9.00%, 12/15/16	6,605,000	7,051
Petrohawk Energy, 10.50%, 8/1/14	2,900,000	3,306
Pride International, 8.50%, 6/15/19	4,460,000	5,040
Questar Market Resources, 6.80%, 3/1/20	3,190,000	3,142
Quicksilver Resources, 11.75%, 1/1/16	8,775,000	10,223
Range Resources, 8.00%, 5/15/19	5,500,000	5,988
RBS Global & Rexnord, 8.50%, 5/1/18	9,060,000	9,581
SBA Communications, 8.00%, 8/15/16	2,150,000	2,327
SBA Communications, 8.25%, 8/15/19	1,600,000	1,744
Silgan Holdings, 7.25%, 8/15/16	2,975,000	3,168
Sirius XM Radio, 9.75%, 9/1/15 (2)	6,125,000	6,875
Southeast Supply Header, 4.85%, 8/15/14 (2)	3,144,000	3,257
Spectra Energy Capital, 5.65%, 3/1/20	3,315,000	3,535
Sprint Capital, 6.90%, 5/1/19	2,200,000	2,173
Sprint Capital, 8.375%, 3/15/12	20,025,000	21,026
Starwood Hotels & Resorts Worldwide, 7.875%, 10/15/14	9,550,000	10,808
Tyco Electronics, 6.00%, 10/1/12	12,730,000	13,669

United Auto Group, 7.75%, 12/15/16	16,950,000	17,120
US Airways, 6.25%, 4/22/23	6,550,000	6,501
US Airways, 8.50%, 4/22/17	2,570,000	2,573
Total Corporate Bonds (Cost $486,836)		523,560

BANK LOANS 6.3% (4)

Bausch & Lomb, VR, 3.537%, 4/24/15	10,301,931	10,262
Calpine, VR, 7.00%, 7/3/17	38,751,108	39,360
Cedar Fair, VR, 5.50%, 12/15/16	6,105,351	6,161
Charter Communications, VR, 2.761%, 9/6/14	2,250,000	2,177
Charter Communications, VR, 7.25%, 3/6/14	7,420,256	7,693
Charter Communications Operating, VR, 2.27%, 3/5/14	3,021,984	2,979
Charter Communications Operating, VR, 3.56%, 9/6/16	29,232,436	28,679
CIT Group, VR, 6.25%, 7/27/15	16,525,000	16,853
CSC Holdings, VR, 2.016%, 3/30/16	28,715,428	28,792
CSC Holdings, VR, 1.313%, 2/24/12	7,380,831	7,307
Dollar General, VR, 3.023%, 7/7/14	48,288,453	48,322
Dunkin Brands, VR, 5.75%, 10/25/17	24,550,000	24,830
Federal-Mogul, VR, 2.199%, 12/27/15	23,288,777	21,862
Federal-Mogul, VR, 2.204%, 6/27/15	51,534,112	48,378
Fidelity National Information Services, VR, 5.25%, 7/18/16	22,194,375	22,444
Fifth Third Processing, VR, 5.50%, 11/3/16	7,825,000	7,880
Fifth Third Processing, VR, 8.25%, 11/22/17	825,000	839
First Data, Series 1, VR, 3.011%, 9/24/14	18,229,966	16,840
First Data, Series 2, VR, 3.011%, 9/24/14	40,172,766	37,110
Georgia-Pacific, VR, 2.302%, 12/23/12	19,478,808	19,460
Georgia-Pacific, VR, 3.552%, 12/23/14	19,242,197	19,314
HCA, VR, 1.553%, 11/17/12	36,098,007	35,627
Intelsat, VR, 3.033%, 1/3/14	10,388,285	10,362
Intelsat Jackson Holding, VR, 5.25%, 4/3/18	64,300,000	64,943
Interactive Data, VR, 6.75%, 1/29/17	13,357,875	13,501
International Lease Finance, VR, 7.00%, 3/17/16	3,275,000	3,329
MSCI, VR, 4.75%, 6/1/16	8,706,250	8,755

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $9,470,219)	$ 10,887,265
Receivable for investment securities sold	35,128
Interest and dividends receivable	24,007
Receivable for shares sold	13,667
Other assets	121
Total assets	10,960,188
Liabilities	
Payable for investment securities purchased	81,737
Payable for shares redeemed	77,710
Written options (premiums $51,166)	73,782
Investment management fees payable	5,284
Unrealized loss on forward currency exchange contracts	3,254
Due to affiliates	678
Other liabilities	1,457
Total liabilities	243,902
NET ASSETS	$ 10,716,286
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (606,178)
Net unrealized gain	1,391,183
Paid-in capital applicable to 527,829,281 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	9,931,281
NET ASSETS	$ 10,716,286
NET ASSET VALUE PER SHARE	
Investor Class	
($10,462,282,239 / 515,252,140 shares outstanding)	$ 20.31
Advisor Class	
($254,003,898 / 12,577,141 shares outstanding)	$ 20.20

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/10	12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 178,014	$ 183,005
Net realized gain (loss)	817,104	(459,795)
Change in net unrealized gain	309,486	2,495,040
Increase in net assets from operations	1,304,604	2,218,250
Distributions to shareholders		
Net investment income		
Investor Class	(178,046)	(193,483)
Advisor Class	(3,621)	(3,299)
Net realized gain		
Investor Class	(25,435)	–
Advisor Class	(604)	–
Decrease in net assets from distributions	(207,706)	(196,782)
Capital share transactions*		
Shares sold		
Investor Class	1,767,347	1,554,607
Advisor Class	117,318	82,884
Distributions reinvested		
Investor Class	192,013	183,118
Advisor Class	4,183	3,260
Shares redeemed		
Investor Class	(1,727,345)	(1,444,644)
Advisor Class	(64,029)	(78,013)
Increase in net assets from capital share transactions	289,487	301,212
Net Assets		
Increase during period	1,386,385	2,322,680
Beginning of period	9,329,901	7,007,221
End of period	$ 10,716,286	$ 9,329,901
Undistributed net investment income	–	2,849

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and the Capital Appreciation Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $161,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the closing settlement price. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2010, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to options, based on underlying notional amounts, was generally between 0% and 1% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2010, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche) and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments) and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of December 31, 2010, securities valued at $2,133,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of December 31, 2010, no collateral was pledged by counterparties to the fund.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,765,624,000 and $5,706,224,000, respectively, for the year ended December 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $207,706,000 and $196,782,000, respectively, and were characterized as ordinary for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the recognition of income on contingent debt obligations for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $738,363,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, all expire in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $195,000 for Price Associates; $4,410,000 for T. Rowe Price Services, Inc.; and $1,588,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2010, are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
T. Rowe Price Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $26,844,000 from short-term capital gains.

For taxable non-corporate shareholders, $133,683,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $118,337,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee, Johns
Hopkins Health System (1996 to 2009); Director, Medtronic, Inc.
(1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1986

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent trustee oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Capital Appreciation Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Graduate School
of Business, Stanford University (to 2006)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

William J. Stromberg, CFA (1960)	Director and Vice President, T. Rowe Price; Vice
Vice President	President, Price Hong Kong, Price Singapore,
T. Rowe Price Group, Inc., T. Rowe Price
International, and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Vice President, Institutional
Equity Trading, Merrill Lynch & Co., Inc. (to 2007)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011